GPS FUNDS I

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2013

The date of this supplement is January 21, 2014.

The Statement of Additional Information (“SAI”) is amended as follows:

1.
The description of Pyramis Global Advisors, LLC (“Pyramis”) as the sub-advisor to the GuideMarkSM Small/Mid Cap Core Fund in the “Investment Advisor and Sub-Advisors” section of the SAI is deleted in its entirety and replaced with the following:

Wellington Management Company, LLP (“Wellington Management”) is the sub-advisor to the Small/Mid Cap Core Fund and a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

As of October 31, 2013, Cheryl M. Duckworth and Mark D. Mandel were responsible for the day-to-day management of the following accounts:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number	Assets	Number	Assets
Cheryl M. Duckworth, CFA
Registered Investment Companies	4	$463 million	1	$51 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Mark D. Mandel, CFA
Registered Investment Companies	2	$157 million	2	$157 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Ms. Duckworth also manages accounts which pay performance allocations to Wellington Management or its affiliates.  Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.  Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in a Sub-Advisory Agreement between Wellington Management and AssetMark, Inc. on behalf of the Fund.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 2, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of the Fund’s Portfolio Managers includes a base salary. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm.

The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Ms. Duckworth and Mr. Mandel are partners of the firm.

As of December 31, 2013, the portfolio managers did not own any shares of the Fund.

2.
The “Investment Policies and Associated Risks” section of the SAI contains a sub-section, “Emerging Market Countries,” which includes a list of Funds authorized to invest in emerging market countries or developing countries as defined by the World Bank, International Finance Corporation or the MSCI Emerging MarketsSM Index.  As of the effective date of this Supplement, the GuideMarkSM Small/Mid Cap Core Fund is included in the list of Funds that may invest in emerging market countries.

3.
In Appendix B to the SAI, all references to Pyramis as the sub-advisor to the GuideMarkSM Small/Mid Cap Core Fund and the related summary of Pyramis’s proxy voting guidelines are deleted.  As of the effective date of this Supplement, Wellington Management has replaced Pyramis as the sub-advisor to the GuideMarkSM Small/Mid Cap Core Fund, and accordingly, the GuideMarkSM Small/Mid Cap Core Fund is now included in the list of Funds on page B-6 in Appendix B for which Wellington Management serves as sub-advisor.

4.
Effective January 17, 2014, KPMG LLP no longer serves as the independent registered public accounting firm for GPS Funds I (the “Trust”).  The Trust has engaged Cohen Fund Audit Services of 735 North Water Street, Suite 610, Milwaukee, Wisconsin 53202 to act as the Trust’s independent registered public accounting firm.  Cohen Audit Fund Services will provide services relating to the audit of the Trust’s financial statements and other related audit and tax services.  All references to KPMG LLP in the SAI shall be replaced with Cohen Fund Audit Services.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE